EXHIBIT 32.2
Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code
I, Timothy G. Rogers, the Chief Financial Officer of Technology Solutions Company, certify that:
(i)	The Form 10-Q for the quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)
The information contained in the Form 10-Q for the quarter ended March 31, 2008 fairly presents, in all material respects, the financial condition and results of operations of Technology Solutions Company.

Date: May 15, 2008	By:	/s/ TIMOTHY G. ROGERS
Timothy G. Rogers Chief Financial Officer
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Technology Solutions Company and will be retained by Technology Solutions Company and furnished to the Securities and Exchange Commission or its staff upon request.